UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2022

Infinite Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-21816	52-1490422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Sully’s Trail, Suite 202, Pittsford, New York	14534
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 385-0610

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 29, 2022, Infinite Group, Inc. (“IGI” or the “Company”) and Andrew Hoyen (“Lender”), a director and executive officer of the Company, entered into a note modification agreement (the “Modification”) with respect to the Line of Credit Note and Agreement in the original principal sum of up to $100,000.00, dated July 18, 2017, issued by the Company to the Lender (the “Note”). The Note and the Modification Agreement was approved by the disinterested members of the Company’s Board of Directors. The Modification Agreement extends the due date of the Note to July 31, 2023, on which date the current outstanding principal balance of $90,000 and accrued and unpaid interest will be due. Pursuant to the Modification Agreement, the Company agreed to repay to Lender $16,000 of the accrued interest on the Note and off-set such repayment against the exercise on July 29, 2022 by Lender of certain options to acquire 400,000 shares of the Company’s common stock. The remaining accrued and unpaid interest on the Note was $10,930 as of July 29, 2022. Except as set forth in the Modification Agreement, the terms of the Note remain the same.

The foregoing summary of the Modification Agreement is qualified in its entirety by reference to the Modification Agreement which is attached as Exhibit 10.1 hereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of Registrant

The information set forth in Item 1.01 with respect to the Note and the Modification Agreement is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01 relating to the Lender's options to acquire shares of the Company's common stock is incorporated by reference into this Item 3.02. The shares of Common Stock issued pursuant to the Lender's options referenced herein were not registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Modification Agreement to Line of Credit Note and Agreement originally dated July 17, 2017 between the Company and Andrew Hoyen dated July 29, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * * * *

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 4, 2022	INFINITE GROUP, INC.

	By:	/s/ James Villa
James Villa Chief Executive Officer

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